SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                  Date of earliest event reported April 5, 2001
                          Date of Report: April 5, 2001

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                              333-21873            36-3924586
(State or other                   (Commission File      (I.R.S. Employer
jurisdiction of organization)          Number)         Identification No.)

311 South Wacker Drive, Suite 4000
Chicago, Illinois                                              60606
(Address of principal executive offices)                    (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)



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Item 5. On April 5, 2001, First Industrial, L.P. redeemed all of its 6 1/2%
     dealer remarketable securities due April 5, 2011, of which $100,000,000 in aggregate principal amount were outstanding.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST INDUSTRIAL, L.P.

                               By:   First Industrial Realty Trust, Inc.


                               By:   /s/ Michael J. Havala
                                     ---------------------------------------
                                      Name:   Michael J. Havala
                                      Title:  Chief Financial Officer
                                              (Principal Financial and
                                                and Accounting Officer)


Date:    April 5, 2001